UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
-----------------------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 of 15(d) of the
                      Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 7, 2006

                            United Mortgage Trust
              (Exact Name of Registrant as Specified in Charter)

                                 Maryland
               (State or Other Jurisdiction of Incorporation)

        000-32409                                     75-6493585
(Commission File Number)                  (IRS Employer Identification No.)

                      1702 N Collins Blvd, Suite 100
                           Richardson TX 75080
            (Address of Principal Executive Offices) (Zip Code)

                            (214) 237-9305
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.02.	Termination of A Material Definitive Agreement.

       On June 13, 2006, the Board of Trustees voted to take no action to prevent the Agreement and Plan of Merger dated September 1, 2005 ("Merger Agreement") between us and UMT Holdings, L.P., ("UMTH") pursuant to which we would merge with and into UMT Holdings ("Merger") from terminating for failure to satisfy the condition contained in that agreement that the Merger would be terminated if the Merger shall not have been consummated by June 30, 2006.

       On June 13, 2006, we received a letter from UMT Holdings, L.P. in which UMTH also expressed the view that the Merger will terminate on June 30, 2006.

       Due to the state of the various conditions that must be satisfied in order for the Merger to be consummated, we believe that there is virtually no likelihood that the Merger can be consummated by June 30, 2006. Accordingly, we expect that the Merger will be terminated by virtue of the provisions of the Merger Agreement on that date. We do not believe that we will incur any termination penalties as a result of such termination.

Item 5.02.	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

       Effective as of June 7, 2006, Paul R. Guernsey resigned as a member of the Board of Trustees of United Mortgage Trust on which he served as an independent trustee since 1996. At the time of his resignation, Mr. Guernsey was serving as a member of the independent committee of the Board of Trustees, which was formed to evaluate and negotiate the proposed merger with UMT Holdings, L.P., a Texas limited partnership ("UMTH"). According to his June 7, 2006 letter of resignation, Mr. Guernsey resigned because he disagreed with other members of the Board of Trustees regarding the Company's change of investment strategy. Reference is made to the full text of the letter of resignation, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

       The Company has provided to Mr. Guernsey a copy of this Item 5.02 disclosure, and an opportunity to furnish to the Company as promptly as possible a letter addressed to the Company stating whether he agrees with the statements made by the Company in response to this Item 5.02, and, if not, stating the respects in which he does not agree. The Company will file any letter received from Mr. Guernsey with the Commission as an exhibit by an amendment to this Current Report on Form 8-K within two business days after receipt.

       Also, effective as of June 8, 2006, Richard D. O'Connor, Jr. resigned as a member of the Board of Trustees of United Mortgage Trust on which he served as an independent trustee since 1996. Mr. O'Connor's resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

       (d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No. 	Description

17.1	Resignation Letter from Paul R. Guernsey to Cricket A. Griffin,
Chairperson of the Board of Trustees of United Mortgage Trust dated June 7,
2006.

99.1	Termination of Merger Letter From UMT Holdings, L.P.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MORTGAGE TRUST


Date:  June 13, 2006				/s/ Christine A. Griffin
                                                    By:  Christine A. Griffin
                                                    Its:  President


EXHIBIT 17.1

PAUL R GUERNSEY RESIGNATION LETTER

June 7, 2006

Ms. Cricket A. Griffin, Chairperson
United Mortgage Trust
5740 Prospect
Dallas TX 75206

Dear Cricket:

I have enjoyed being on the Board of Trustees of the Company because I believe that I added value and was a part of a team. Even during the pat couple year of merger negotiations and difficulties concerning reporting and investment issues I felt we all worked through the issues and came up with the best of directions going forward.

However, some of these issues have shaken my confidence that we are operating as a team. Additionally, I believe the most recent significant change in investment strategy evidenced by the UDF/Textron Subordination has set the Company heading in the wrong direction.

I do not feel I can be an effective member of the team with these conditions and such basic disagreement in investment strategy. Therefore, I hereby resign as a Trustee of United Mortgage Trust, effective immediately.

I will be happy to give my view on any UMT matters in the future if management, the Board, or its consultants desire.

Sincerely,


/s/Paul R Guernsey
------------------------
Paul R. Guernsey


Exhibit 99.1
                          (UM Holdings, L.P. Letterhead)
                                   (Logo)


June 13, 2006



Ms. Christine Griffin
President
United Mortgage Trust
1702 North Collins Boulevard
Suite 100
Richardson, Texas 75080


			Re:   Termination of Agreement and Plan of Merger

Dear Cricket,

	This letter is to inform you that pursuant to Section 7.1(e) of that certain Agreement and Plan of Merger dated as of September 1, 2005 by and among UMT Holdings, L.P., UMT Services, Inc. (collectively, "UMTH") and United Mortgage Trust (the "Agreement"), UMTH has concluded the Merger will not be consummated by the Outside Date, (as defined in Section 7.1 (e) of the Agreement), and intends to terminate effective June 30, 2006. UMTH will withdraw the Form S-4 Registration Statement at this time so as to avoid additional time and expense by all parties. UMTH further waives compliance with any covenants contained in the Agreement applicable to UMT between now and the termination effective date, June 30, 2006.

	While it is disappointing that our plan to acquire United Mortgage Trust did not materialize the way we had originally envisioned, we are continuing to pursue our business plan and growth. We wish we had been successful in acquiring United Mortgage Trust and adding what we believe to be continued benefit and additional liquidity to the United Mortgage Trust investor.

	As you know, we have expended significant resources and monies to succeed in this process. This process has become much larger and extended
than we had originally envisioned.   With the necessity of further
involvement of advisors in the update of the fairness opinion and the continued regulatory review process, we have determined to terminate this process.

       The termination of our merger agreement will have no impact on our relationship and we look forward to continuing to originate and source loans for United Mortgage Trust.



Page 2
Termination of Agreement and Plan of Merger


       We greatly admire the operation that the United Mortgage Trust Trustees and you and your people have built, and the tremendous performance that you have achieved since your inception in 1995. And we are proud to be a part of that success.

Yours truly,


/s/ Hollis M. Greenlaw
----------------------
    Hollis M. Greenlaw
    President
    UMT Holdings, L.P.